Summary Prospectus dated May 1, 2016

as revised January 3, 2017

Calvert VP SRI Balanced Portfolio

Class I Shares      Class F Shares

This Summary Prospectus is designed to provide investors with key fund information in a clear and concise format. Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information, which contain more information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information, both dated May 1, 2016, as revised January 3, 2017 are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the Fund’s Prospectus, Statement of Additional Information, and other information about the Fund, go to www.calvert.com/prospectus, email a request to Prospectusrequest@calvert.com, call 1-800-368-2745, or ask any financial advisor, bank, or broker-dealer who offers shares of the Fund. Unless otherwise noted, page number references refer to the current Prospectus for this Fund.

Investment Objective

The Portfolio seeks to achieve a competitive total return through an actively managed portfolio of stocks, bonds, and money market instruments which offer income and capital growth opportunity.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you invest in shares of the Portfolio.

The table and the following example do not reflect fees and charges imposed under the variable annuity contracts and life insurance policies (each a “Policy”) through which an investment may be made. If those fees and charges were included, costs would be higher. Please consult the prospectus for your Policy for information regarding those fees and charges.

Shareholder Fees (fees paid directly from your investment)	Class I	Class F
Maximum sales charge (load) on purchases (as a % of offering price)	None	None
Maximum deferred sales charge (load) (as a % of amount purchased or redeemed, whichever is lower)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)	Class I	Class F
Management fees(1)	0.53%	0.53%
Distribution and service (12b-1) fees	None	0.25%
Other expenses	0.17%	0.81%
Total annual fund operating expenses	0.70%	1.59%
Less fee waiver and/or expense reimbursement(2)	0.00%	(0.49)%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.70%	1.10%

(1)

Management fees are restated to reflect current contractual fees rather than the fees paid during the previous fiscal year.

(2)

Calvert Research and Management (“CRM”) has agreed to reimburse the Fund’s expenses to the extent that Total Annual Fund Operating Expenses exceed 1.10% for Class F shares.  This expense reimbursement will continue through April 30, 2018.  Any amendment to or termination of this reimbursement would require approval of the Board of Directors.  The expense reimbursement relates to ordinary operating expenses only and does not include expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, interest expense, taxes or litigation expenses.  Amounts reimbursed may be recouped by CRM during the same fiscal year to the extent actual expenses are less than the contractual expense cap during such year.

 Example.  This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that:

•

you invest $10,000 in the Portfolio for the time periods indicated and then either redeem or hold your shares at the end of those periods;

•

your investment has a 5% return each year;

•

the Fund’s operating expenses remain the same; and

•

any expense limitation is in effect for the period indicated in the fee table above.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
Class I shares	$72	$224	$390	$871
Class F shares	$112	$454	$819	$1,848

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (“turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the “Example”, affect the Portfolio’s performance. During the fiscal year ended December 31, 2015, the Portfolio’s portfolio turnover rate was 90% of its portfolio’s average value.

Principal Investment Strategies

The Portfolio typically invests about 60% of its net assets in stocks and 40% in bonds or other fixed-income investments. Stock investments are primarily common stock in large-cap companies. Fixed-income investments are primarily a wide variety of investment grade debt securities, such as corporate debt securities, mortgage-backed securities (including commercial mortgage-backed securities and collateralized mortgage obligations (“CMOs”)) and other asset-backed securities (“ABS”). The Portfolio invests in debt and mortgage-backed securities issued by government-sponsored enterprises (“GSEs”) such as the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”). The Portfolio may invest up to 25% of its net assets in foreign securities and may also invest in unrated debt securities.

An investment grade debt security is rated BBB- or higher by a nationally recognized statistical rating organization (“NRSRO”) or is an unrated debt security determined by the Adviser to be of comparable credit quality.

The Portfolio invests in a combination of stocks, bonds and money market instruments in an attempt to provide a complete investment portfolio in a single product. The Adviser monitors the Fund’s allocation and may rebalance or reallocate the Fund’s assets based on its view of economic and market factors and events.  The equity portion of the Fund is primarily a large cap U.S. portfolio, although the Fund may also invest in foreign stocks, mid-cap stocks and small-cap stocks. Stocks are selected primarily on the basis of fundamental research, utilizing the information provided by, and the expertise of, the Adviser’s research staff.  Investment decisions for the fixed-income portion of the Portfolio are made primarily on the basis of fundamental and quantitative research conducted by the investment adviser’s research staff and consideration of the responsible investing criteria described below. Management of the Portfolio involves consideration of numerous factors (such as quality of business franchises, financial strength, management quality and security structural and collateral considerations). The portfolio managers may sell a security when the investment adviser’s price objective is reached, the fundamentals of the investment change or to pursue more attractive investment options.  The fixed-income portion of the Portfolio manages duration and any hedging of interest rate risk through the purchase and sale of U.S. Treasury securities and related futures contracts.

Incidental to its main investment strategy, the Portfolio may also use futures contracts as a substitute for direct investment in a particular asset class, in order to facilitate the periodic rebalancing of the Portfolio to maintain its target asset allocation, to make tactical asset allocations and to assist in managing cash.

Responsible Investing. In selecting investments for the Fund, CRM is guided by The Calvert Principles for Responsible Investment, which provide a framework for considering environmental, social and governance factors that may affect investment performance.

Principal Risks

You could lose money on your investment in the Portfolio, or the Portfolio could underperform, because of the risks described below. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Management Risk. Individual investments of the Portfolio may not perform as expected, and the portfolio management practices may not achieve the desired result. There is a risk that the Adviser may allocate assets to an asset class that underperforms other asset classes.

Stock Market Risk. The market prices of stocks held by the Portfolio may fall.

Common Stock Risk. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company’s financial condition, on overall market and economic conditions, and on investors’ perception of a company’s well-being.

Calvert VP SRI Balanced Portfolio

Summary Prospectus dated May 1, 2016 as revised January 3, 2017

Large-Cap Company Risk. Large-cap companies may be unable to respond quickly to new competitive challenges such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Mid-Cap Company Risk. Prices of mid-cap stocks can be more volatile than those of larger, more established companies. Mid-cap companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies.

Small-Cap Company Risk. Prices of small-cap stocks can be more volatile than those of larger, more established companies. Small-cap companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies.

Foreign Securities Risk. Investing in foreign securities involves additional risks relating to political, social, and economic developments abroad. Other risks result from differences between regulations that apply to U.S. and foreign issuers and markets, and the potential for foreign markets to be less liquid and more volatile than U.S. markets.

Foreign Currency Risk. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates. When the U.S. dollar strengthens relative to a foreign currency, the U.S. dollar value of an investment denominated in that currency will typically fall.

Bond Market Risk. Economic and other events (whether real, perceived or expected) can reduce the demand for investments held by the Fund, which may reduce their market prices and cause the value of Fund shares to fall. The frequency and magnitude of such changes cannot be predicted. Certain securities and other investments held by the Fund can experience downturns in trading activity and, at such times, the supply of such instruments in the market may exceed the demand. At other times, the demand for such instruments may exceed the supply in the market. An imbalance in supply and demand in the market may result in greater price volatility, less liquidity, wider trading spreads and a lack of price transparency in the market. No active trading market may exist for certain investments, which may impair the ability of the Fund to sell or to realize the full value of such investments in the event of the need to liquidate such assets. Adverse market conditions may impair the liquidity of some actively traded investments. Fixed income markets have recently experienced a period of relatively high volatility due to rising U.S. treasury yields which reflect the market’s expectations for higher U.S. economic growth and inflation. As a result of the Federal Reserve’s recent decision to raise the target fed funds rate following a similar move last year and the possibility that it may continue with such rate increases and/or unwind its quantitative easing program, fixed income markets could experience continuing high volatility, which could negatively impact the Fund’s performance.

Interest Rate Risk. A change in interest rates may adversely affect the value of fixed-income securities. When interest rates rise, the value of fixed-income securities will generally fall. Longer-term securities are subject to greater interest rate risk.

Credit Risk. The credit quality of fixed-income securities may deteriorate, which could lead to default or bankruptcy of the issuer where the issuer becomes unable to pay its obligations when due.

Mortgage-Backed and Asset-Backed Securities Risk. The value of investments in mortgage-backed and asset-backed securities is subject to interest rate risk and credit risk. These securities are also subject to the risk that borrowers will prepay the principal on their loans more quickly than expected (prepayment risk) or more slowly than expected (extension risk), which will affect the yield, average life and price of the securities. In addition, faster-than-expected prepayments may cause the Portfolio to invest the prepaid principal in lower yielding securities and slower than expected prepayments may reduce the potential for the Portfolio to invest in higher yielding securities.

Mortgage-Backed Security Risk (Government-Sponsored Enterprises).  Debt and mortgage-backed securities issued by GSEs such as FNMA and FHLMC are neither insured nor guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. government. Such securities are only supported by the credit of the applicable GSE. The U.S. government has provided financial support to FNMA and FHLMC, but there can be no assurance that it will support these or other GSEs in the future.

Collateralized Mortgage Obligation and Structured Asset-Backed Securities Risk. A CMO is a multiclass bond that is backed by a pool of mortgage loans or mortgage-backed securities. A structured ABS is a multiclass bond that is typically backed by a pool of auto loans, credit card receivables, home equity loans or student loans. A CMO or structured ABS is subject to interest rate risk, credit risk, prepayment risk and extension risk. In addition, if the Portfolio holds a class of a CMO or a structured ABS that is subordinated to other classes backed by the same pool of collateral, the likelihood that the Portfolio will receive payments of principal may be substantially limited.

Below-Investment Grade Debt Securities Risk. Investments in below-investment grade debt securities (commonly known as “junk bonds”) can involve a substantial risk of loss. Junk bonds are considered to be speculative with respect to the issuer’s ability to pay interest and principal. These securities, which are rated below investment grade, have a higher risk of issuer default, are subject to greater price volatility than investment grade securities and may be illiquid.

Calvert VP SRI Balanced Portfolio

Summary Prospectus dated May 1, 2016 as revised January 3, 2017

Unrated Security Risk. Unrated securities may be less liquid than rated securities determined to be of comparable quality by the Investment Adviser. When the Portfolio purchases unrated securities it will depend on the Investment Adviser’s analysis of credit risk without the assessment of an NRSRO.

Real Estate Investing Risk.  Investing in REITs exposes investors to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which REITs are organized and operated. Real estate is a cyclical business, highly sensitive to general and local economic developments and characterized by intense competition and periodic overbuilding. Real estate income and values also may be greatly affected by demographic trends, such as population shifts or changing tastes and values. Government actions, such as tax increases, zoning law changes or environmental regulations, also may have a major impact on real estate. Changing interest rates and credit quality requirements also will affect the cash flow of real estate companies and their ability to meet capital needs. REITs generally invest directly in real estate (equity REITs), in mortgages secured by interests in real estate (mortgage REITs) or in some combination of the two (hybrid REITs). Operating REITs requires specialized management skills. Individual REITs may own a limited number of properties and may concentrate in a particular region or property type. REITs also must satisfy specific Internal Revenue Code requirements in order to qualify for the tax-free pass through of income and net realized gains.

Active Trading Strategy Risk. The fixed-income portion of the Portfolio employs an active style that seeks to position the Portfolio with securities that offer the greatest price appreciation while minimizing risk. This style can result in higher turnover (exceeding 100%) and may translate to higher transaction costs.

Futures Contracts Risk. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. The price of futures can be highly volatile; using them could lower total return, and the potential loss from futures can exceed the Portfolio’s initial investment in such contracts. Futures contracts may not provide an effective hedge of the underlying securities or indexes because changes in the prices of futures contracts may not track those of the securities or indexes that they are intended to hedge.

Responsible Investing Risk. Investing primarily in responsible investments carries the risk that, under certain market conditions, the Portfolio may underperform funds that do not utilize a responsible investment strategy.  The application of responsible investment criteria may affect the Portfolio’s exposure to certain sectors or types of investments, and may impact the Portfolio’s relative investment performance depending on whether such sectors or investments are in or out of favor in the market.  An investment’s ESG performance, or the Adviser’s assessment of such performance, may change over time, which could cause the Portfolio to temporarily hold investments that do not comply with the Portfolio’s responsible investment criteria.  In evaluating an investment, the Adviser is dependent upon information and data that may be incomplete, inaccurate or unavailable, which could cause the Adviser to misanalyze the ESG factors relevant to a particular investment.  Successful application of the Portfolio’s responsible investment strategy will depend on the Adviser’s skill in properly identifying and analyzing material ESG issues.

General Fund Investing Risks. The Portfolio is not a complete investment program and there is no guarantee that the Portfolio will achieve its investment objective. It is possible to lose money by investing in the Portfolio. The Portfolio is designed to be a long-term investment vehicle and is not suited for short-term trading. Investors in the Portfolio should have a long-term investment perspective and be able to tolerate potentially sharp declines in value. An investment in the Portfolio is not a deposit in a bank and is not insured.

Performance

The following bar chart and table show the Portfolio’s annual returns and its long-term performance, which give some indication of the risks of investing in the Portfolio. The bar chart shows how the performance has varied from year to year. The table compares the Portfolio’s performance over time with that of a benchmark index. The performance reflected in the bar chart and table assumes the reinvestment of dividends and capital gains distributions, if any.

The table below shows the Balanced Composite because it is more consistent with the Portfolio’s portfolio construction process and represents a more accurate reflection of the Portfolio’s anticipated risk and return patterns. The Balanced Composite Benchmark is an internally constructed benchmark comprised of a blend of 60% Russell 1000 Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index. Returns of the fixed-income component prior to November 1, 2015 reflect the performance of the Bloomberg Barclays U.S. Credit Index.

Investors should note that the performance presented in the bar chart and table below for periods prior to the inception date of the Class F shares on October 18, 2013 is that of the Portfolio’s Class I shares. Both classes of shares of the Portfolio will have substantially similar annual returns because all classes of shares of the Portfolio invest in the same pool of investments, although Class F shares’ performance will be lower than the performance of the Class I shares of the Portfolio because Class F shares have higher operating expenses due to the Class F shares’ Rule 12b-1 fees.  Investors cannot invest directly in an Index.

The Portfolio’s past performance does not necessarily indicate how the Portfolio will perform in the future. For updated performance information, visit www.calvert.com

Calvert VP SRI Balanced Portfolio

Summary Prospectus dated May 1, 2016 as revised January 3, 2017

The returns shown do not reflect fees and charges imposed under the variable annuity contracts and life insurance policies through which an investment may be made. If those fees and charges were included, they would reduce these returns.

For the ten years ended December 31, 2015, the highest quarterly total return was 12.29% for the quarter ended September 30, 2009 and the lowest quarterly return was -19.63% for the quarter ended December 31, 2008.

Average Annual Total Returns as of December 31, 2015 (with maximum sales charge deducted, if any)	One Year	Five Years	Ten Years
Class I	-2.19%	7.89%	4.65%
Class F	-2.51%	7.73%	4.58%
Russell 1000 Index (reflects no deduction for fees or expenses)	0.92%	12.44%	7.40%
Balanced Composite Benchmark (reflects no deduction for fees or expenses)	0.75%	9.59%	7.19%

Portfolio Management

Investment Adviser. Effective December 31, 2016, Calvert Research and Management (“CRM” or the “Adviser”) is the investment adviser of the Portfolio.

Portfolio Managers.

Vishal Khanduja, CFA, Vice President of CRM, has managed the Fund since November 2015;

Brian S. Ellis, CFA, Vice President of CRM, has managed the Fund since November 2015;

Christopher Madden, CFA, Vice President of CRM, has managed the Fund since November 2015;

Jade Huang, Vice President of CRM, has managed the Fund since November 2015; and

Charles B. Gaffney, Vice President of CRM, has managed the Fund since December 31, 2016.

Purchase and Redemption of Shares

Shares of the Portfolio currently are sold only to participating insurance companies (the “Insurance Companies”) for allocation to their separate accounts to fund benefits under Policies issued by the Insurance Companies. The Insurance Companies redeem shares of the Portfolio to make benefit and surrender payments under the terms of the Policies.

Shares in the Portfolio are offered to the Insurance Companies, without sales charge, and redemptions are processed, on any day that the New York Stock Exchange is open. The share price is based on the Portfolio’s net asset value, determined after an Insurance Company receives the premium payment or a surrender request in acceptable form. The Portfolio does not have minimum initial or subsequent investment requirements.

A Policy owner’s interest in the shares of the Portfolio is subject to the terms of the particular Policy described in the prospectus for that Policy. If you are considering purchasing a Policy, you should carefully review the prospectus for that Policy.

Tax Information

As a regulated investment company under the Internal Revenue Code, the Portfolio is not subject to federal income tax, or to federal excise tax, to the extent that it distributes its net investment income and realized capital gains to the separate accounts of the Insurance Companies. The Portfolio intends to distribute its net investment income and realized capital gains to the extent necessary to remain qualified as a regulated investment company.

Since the only shareholders of the Portfolio are the Insurance Companies, no discussion is included here regarding the federal income tax consequences at the Policy owner level. For information on the federal tax consequences to you as a purchaser of a Policy, see the prospectus for your Policy.

Calvert VP SRI Balanced Portfolio

Summary Prospectus dated May 1, 2016 as revised January 3, 2017

Payments to Insurance Companies and their Affiliates

The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for the Policies. The Portfolio and its related companies may make payments to a sponsoring Insurance Company (or its affiliates) for distribution and/or other services. These payments may be a factor that the Insurance Company considers in including the Portfolio as an underlying investment option in the Policy and may create a conflict of interest. The prospectus (or other offering document) for your Policy may contain additional information about these payments.

24158 1.3.17

Calvert VP SRI Balanced Portfolio

Summary Prospectus dated May 1, 2016 as revised January 3, 2017